Exhibit 10.1

AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND FORM OF ANNIVERSARY WARRANT

This AMENDMENT TO SECURITIES PURCHASE AGREEMENT AND FORM OF ANNIVERSARY WARRANT (this “Amendment”), dated March 25, 2026, is entered into by and among Prairie Operating Co., a Delaware corporation (the “Company”), and each of the investors listed on the Schedule of Buyers (individually, a “Buyer” and collectively, the “Buyers”) attached to the Purchase Agreement (defined below). The Company and the Buyers each may be hereinafter referred to as a “Party” and together as the “Parties.”

RECITALS

Reference is made to (i) that certain Securities Purchase Agreement, dated as of March 24, 2025, by and among the Parties (the “Purchase Agreement”) and (ii) the Form of Anniversary Warrant attached as Exhibit B to the Purchase Agreement (the “Form of Warrant”). Capitalized terms used without being defined herein have the meanings ascribed in the Purchase Agreement or the Form of Warrant, as applicable.

Effective as of the date hereof, the Parties wish to amend the Purchase Agreement and the Form of Warrant as set forth herein.

In consideration of these recitals and the mutual covenants, representations, warranties and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows:

1.        Amendments to Purchase Agreement. Section 4(w) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(w) If on April 7, 2026 (or if such date is not a Trading Day (as defined in the Certificate of Designation), then the immediately preceding Trading Day) (the "Anniversary Warrant Issuance Date") (i) any Purchased Preferred Stock is outstanding and (ii) the Last Reported Sale Price (as defined in the Certificate of Designation) during any Trading Day in the twenty (20) Trading Day period ending on and including such date was less than one hundred fifteen percent (115%) of the Conversion Price, then the Company shall on such date issue the Anniversary Warrants to the Buyers for no additional consideration."

2.        Amendments to Form of Warrant. The Form of Warrant is hereby amended as follows:

(a)  Footnote 1 to the Form of Warrant is hereby amended and restated in its entirety as follows:

"NTD: To be a number of shares of Common Stock equal to the quotient of (i) one hundred twenty five percent (125%) of the Stated Value (as defined in the Certificate of Designation) of all Purchased Preferred Stock held by such Holder on April 7, 2026, divided by (ii) the average of the ten Daily VWAPs (as defined in the Certificate of Designation) during the ten VWAP Trading Day (as defined in the Certificate of Designation) period prior to the Original Issuance Date."

(b)  Footnote 2 to the Form of Warrant is hereby amended and restated in its entirety as follows:

"NTD: To be April 7, 2026."

3.
On April 6, 2026, the Company shall pay to the Buyers an aggregate amount equal to three million dollars ($3,000,000) by wire transfer of immediately available funds in accordance with the wire instructions set forth on the Buyers’ signature page, unless the obligation to pay such fee has been waived by the Buyers in their sole discretion.

4.	The Company hereby represents and warrants to each of the Buyers that:

a)
This Amendment constitutes a legal, valid and binding obligation of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

b)
As of the date hereof, the representations and warranties of the Company set forth in the Purchase Agreement are true and correct in all material respects (or, in the case of any such representation or warranty qualified by materiality or Material Adverse Effect (as defined in the Purchase Agreement), in all respects), other than any such representation or warranty given as of a particular date in which case they are true and correct in all material respects (or, in the case of any such representation or warranty qualified by materiality or Material Adverse Effect, in all respects) as of such date.

c)
No Triggering Event (as defined in the Certificate of Designation), or event which with the passage of time and/or the giving of notice would constitute a Triggering Event, has occurred and is continuing as of the date hereof.

5.
This Amendment may be executed by one or more of the Parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.  As used herein, “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record. A party’s electronic signature (complying with the New York Electronic Signatures and Records Act (N.Y. State Tech. §§ 301-309), as amended from time to time, or other applicable law) of this Amendment shall have the same validity and effect as a signature affixed by the party’s hand.

6.
The Company shall promptly pay all reasonable and documented out-of-pocket expenses and costs of the Buyers (including, without limitation, the reasonable and documented attorney fees and expenses of counsel for the Buyers) in connection with the preparation, negotiation, execution and approval of this Amendment.

7.
No later than 9:30 a.m., New York time, on the Business Day immediately following the date of this Amendment, the Company shall file a Current Report on Form 8-K with the Securities and Exchange Commission (the "Form 8-K") reasonably acceptable to the Buyers disclosing all the material terms of the transactions contemplated by this Amendment. From and after the filing of the Form 8-K, the Company shall have disclosed all material, non-public information (if any) provided to any of the Buyers by the Company or any of its Subsidiaries or any of their respective officers, directors, employees or agents. In addition, effective upon the filing of the Form 8-K, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall have terminated and none of the Buyers have been subject to any such obligation since the filing of the Form 8-K.

8.	All questions concerning the construction, validity, enforcement and interpretation of this Amendment shall be determined in accordance with the provisions of the Purchase Agreement.

9.
This Amendment shall constitute a Transaction Document for all purposes under the Purchase Agreement. Except as amended herein, the Transaction Documents (including the Form of Warrant) are hereby ratified and reaffirmed and the Company acknowledges, confirms and agrees that all of the Company’s obligations owing to the Buyers under the Transaction Documents are hereby reaffirmed and shall remain in full force and effect.

[signature pages follow]

COMPANY:

PRAIRIE OPERATING CO.

By:	/s/ Greg Patton
Name: Greg Patton
Title: Executive Vice President and Chief Financial Officer

BUYERS:

HUDSON BAY PH XIX LLC

By:	/s/ Richard Allison
Name: Richard Allison
Title: Authorized Signatory

Buyers’ Wire Transfer Instructions

Bank: [REDACTED]
Account Number: [REDACTED]
Account Name: [REDACTED]
ABA Number: [REDACTED]
SWIFT Code: [REDACTED]